Exhibit 99.2

NEW RESIDENTIAL INVESTMENT CORP. FQ3 2014 EARNINGS CALL NOV 06, 2014

Call Participants

EXECUTIVES

Michael Nierenberg

Chief Executive Officer, President and

Director

Unknown Executive

ANALYSTS

Chas Tyson

Keefe, Bruyette, & Woods, Inc.,

Research Division

Douglas Harter

Crédit Suisse AG, Research Division

Henry J. Coffey

Sterne Agee & Leach Inc., Research

Division

Jason S. Deleeuw

Piper Jaffray Companies, Research

Division

Michael Robert Kaye

Citigroup Inc, Research Division

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Presentation

Operator

Good morning. My name is Bonnie, and I will be your conference operator today. At this time, I would like to welcome everyone to the New Residential third quarter earnings call. [Operator Instructions] I would now like to turn the call over to Ms. Mandy Chalk [ph] of Investor Relations.

Unknown Executive

Thank you, Bonnie, and good morning, everyone. I would like to welcome you today to New Residential’s third quarter earnings conference call. Joining me today are Michael Nierenberg, CEO; and Jonathan Brown, Interim CFO and CAO.

Before I turn the call over to Mike, I would like to point out that certain statements made today will be forward-looking statements. These statements, by their nature, are uncertain and may differ materially from actual results. I encourage you to review the disclaimers in our earnings release and investor supplement regarding forward-looking statements and to review the risk factors contained in our annual and quarterly reports filed with the SEC.

And now I would like to turn the call over to Michael.

Michael Nierenberg

Chief Executive Officer, President and Director

Thanks, Mandy [ph]. Good morning, everybody, and thanks for joining our third quarter earnings call. New Residential had a terrific quarter, and we’re looking forward to sharing our results and thoughts with you as we go through our supplement.

Throughout the call, I will be referring to our supplement, which has been posted online. As we flip through the deck, I

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think you’ll find that our core business, which is investing in excess MSRs in callable nonagency mortgage securities, is very unique as it’s very difficult to replicate that portfolio today. We’re in a great position leveraging our expertise in the business as well as our manager, Fortress, in creating value for you, our shareholders.

Now if you could refer to the supplement, and we’re going to begin on Page 2. We continue to invest in the $20 trillion U.S. housing market. In the quarter, we recorded the highest quarterly results in the company’s history. We’ve had core earnings of $0.43 per share. And since our spin in May of 2013, we’ve generated a 29% return on equity. We’ll go through more of the numbers in detail over the next couple of pages.

Our message is simple. We invest in assets that offer reliable mid-teens type returns through various interest rate scenarios. Today, our portfolio consists of excess MSRs; nonagency mortgage securities, of which we own call rights on approximately 95% of our assets; and other investments, which we’ll call – which are more opportunistic in nature.

And now if you could flip to Page 3, our financial highlights for Q – for the third quarter. We had a great quarter. Our GAAP income today is $126 million. On a per share basis, that’s $0.88. Core earnings, highest in company’s history of $63 million or $0.43 per share. We declared a regular common dividend of $0.35, and we – and that was $49 million. If you take a look at that relative to the second quarter of ‘14, we’ve had record results in our company, and we look forward to hopefully creating that in quarters to come.

Now if you take a look at Page 4. Since our spin from NCT, we have delivered significant value for our shareholders. Our core earnings have grown from Q3 of 2013 from $38 million to $63 million in Q3 of 2014. On a year-on-year basis, that’s a 65% growth rate.

Our net income. We’ve doubled our net income from Q3 2013 from $63 million to $126 million, and our cumulative dividends paid have been $290 million or $2.19 per share. What we tried to do on the bottom part of this page is just to show you a chart that shows our growth in core earnings on a year-over-year basis. So overall, our financial performance has been terrific.

If you flip to Page 5, New Residential today. Our core business in New Residential today continues to be to focus on our

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excess MSR portfolio and sourcing new excess MSRs and a nonagency deal collapses. As I mentioned earlier, our portfolio is very unique in that excess MSRs and called loan securities are very hard to replicate. Our calls, of which we have over 800 – our calls that we have in our portfolio represent 800 different mortgage deals, which is backed by $100 billion of mortgage loans. And that represents 15% of the entire nonagency market. We continue to add calls when we can and feel both of these strategies are long term in nature and afford us the ability to generate mid-teens plus returns for our shareholders.

On the chart below, you can see our capital allocation, net equity investments and our targeted yields.

Now if you’ll flip to Page 6, our Q3 highlights in executing our strategy. Now I’d like to talk to you a little bit about how we’re doing that. On excess MSRs, we not only funded some new MSRs. We committed to purchase other portfolios of MSRs. We continue to grow our portfolio and see a real visible pipeline. With new capital rules expected for nonbank servicers, our partner, Nationstar, is in a great position to acquire portfolios. Jay Bray and his team have done a terrific job working with the different regulatory authorities. His outreach to everyone has been great. With all of the noise surrounding others, we feel they are in pole position one and look forward to growing our portfolio with them.

On a nonagency deal collapse strategy. In the quarter, we called 19 different mortgage deals with a combined UPB of $540 million. We will continue executing on this strategy. And again, with 800 different – with calls on 800 different deals on $100 billion of collateral, we believe this strategy will go on for a long time. We expect to call more in Q4.

On our SpringCastle refinancing. On our initial investment, we invested $241 million on a pool of consumer loans that was approximately $3.9 billion. On the $241 million of investment, to date, we have received $462 million and have generated an IRR of approximately 70%. We expect this to grow over time as we now have the remaining cash flow’s market 0, and we expect cash flows over the course of the life of this investment to be between $100 million and $150 million. This is what I would call a great example of an opportunistic investment.

Now what I would like to do is talk to you a little bit about our portfolio, give you an update and then after that, we’ll open it up for Q&A. On Page 8, we put together what we – an Excess MSR is. We tried to create a simple slide for those of you that are new to the company. It’s something that I think will help get you grounded on what an Excess MSR is.

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On Page 9. Now I’d like to take you through the MSR market. The mortgage servicing market is a very large one. It’s $10 trillion. In 2010, the banks owned 89% of all mortgage servicing rights. With regulatory and capital pressures affecting the banks, we saw a shift, where the banks were selling mortgage servicing to nonbanks. Banks have reduced their footprint from 89% in 2010 to 77% today, and we expect that to go to at least 50%. We feel the opportunity to invest capital in the Excess MSR sector will continue. I would also like to point out, with new capital rules likely to be implemented on nonbank servicers in the coming years, the barrier to entry is very high, and our partner Nationstar is in a very great place as it relates to that.

Now I’d like to talk to you a little bit about our portfolio on Page 10. Our own portfolio is $251 billion UPB of excess MSRs. We own seasoned MSRs, where we estimate 88% of the borrowers are credit-impaired with limited refinancing options. This will provide stable cash flows in all types of interest rate scenarios.

Our life to date performance has been terrific. We invested $759 million initially. We received $333 million of cash, and we’re currently carrying the investment at $752 million. That’s generated a life to date IRR of 31%. If you think about it, we received 43% of our initial investment back. In the future, we expect cash flows to be $1.2 billion.

On Page 11, we talk about our resi loan securities and call rights. We think this, again, is very unique to our company and very unique to the market. Through our many acquisitions of servicing, we have acquired call rights in, again, on over 800 different mortgage securitizations. To date, we have called 35 deals, which represents approximately $820 million of collateral. We continue to pursue this as a core strategy for our company and expect to call more loans in this quarter. This will represent approximately $1.5 billion of loans through the end of Q4 that we will have called within this year.

On a go-forward basis, there are currently a little under $10 billion of securities that are callable. We will call these deals over time as delinquency pipelines clean up as well as our strategy of buying mortgage bonds at a discount. To date, we have been making between 2 and 3 points on this called loan strategy.

As we look forward, we’re in current discussion with a number of institutions on acquiring more calls through our relationships as well as acquiring more calls as we purchase more MSRs.

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On Page 12. This talks a little bit about our other investments. Our other investments consist of more opportunistic investment – investing, where we feel we can generate 20-plus percent returns on a less frequent basis. This part of our business consists of consumer loans, distressed loans and servicing advances. A great example of this strategy is our consumer loan portfolio, which I referred to earlier. Total return of this investment through the life of the security is likely to be close to 100%. Our loan portfolio is something that we will grow organically as we call more mortgage deals.

When you think about the broader NPL and RPL markets, to date, we’ve seen approximately $40 billion of loans sold into the marketplace. Our investment in this sector in buying loans in the secondary market has been less than 2%. We have a total invested equity of $175 million as of the end of Q3 or less – and again, less than 2% of our loans sold. We view this as more opportunistic rather than a core activity at this time as this space is fairly crowded.

In closing, I’d like to talk to you about how we’re thinking about the company and looking forward. We had a great quarter. We continue to make a lot of money for our shareholders. We will continue to try and grow our core earnings. At this time, we have approximately $262 million of cash to be invested. MSR pipelines are looking better and better. And with Nationstar Mortgage as our partner, we should have an edge in the marketplace. We’ll continue to focus on our core business of MSRs and deal collapses.

To the extent that rates rise, our portfolio will fare extremely well as the MSR portfolio is a negative duration portfolio and should rise as interest rates go higher.

In the appendix, you’ll find further detail on our portfolio. And now I will turn the call back over to the operator, and we look forward to answering any questions.

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Question and Answer

Operator

[Operator Instructions] Our first question comes from Douglas Harter of Crédit Suisse.

Douglas Harter

Crédit Suisse AG, Research Division

Michael, when you’re doing the – one of the cleanup or using – exercising the call rates, how long does it – does that capital get used in order to generate those 2 to 3 points?

Michael Nierenberg

Chief Executive Officer, President and Director

It depends. Typically, it could be a 30- to 60-day kind of gestation period. There were times when we’re able to do it all within a couple of weeks. We’ve been able to source a large amount of financing for our company through our relationships in the banking world. So there’s times where – we’ll call deals, for example, for October, and the way that will work is we’ll call them on roughly the middle part of the month. There’ll be a small amount of capital that’s outlaid for the next couple of weeks up until settlement. So I would think about it more in the context of like a 30-day period.

Douglas Harter

Crédit Suisse AG, Research Division

So I’m guessing the return on your invested capital is then quite high in that.

Michael Nierenberg

Chief Executive Officer, President and Director

Yes, that’s correct.

Douglas Harter

Crédit Suisse AG, Research Division

Got it. And then just noticing that you had kind of moved the servicing advances into kind of the other investment category. I guess, are you viewing there to be less growth in that and sort of putting it in that section?

Michael Nierenberg

Chief Executive Officer, President and Director

We put it there because the amount of capital or our carrying basis on our existing servicing advances today is $135 million. Obviously, in December, when we embarked on – or we did this first transaction with Nationstar, we haven’t seen a ton of nonagency mortgage servicing sold into the marketplace. We are working on a couple of portfolios that we believe, at some point, may come to fruition. But overall, we think it’s a little bit spotty, so we’re going to – so we put it more into our opportunistic investing bucket.

Operator

Our next question comes from Henry Coffey of Sterne Agee.

Henry J. Coffey

Sterne Agee & Leach Inc., Research Division

Yes, continuing where Doug was. The call strategy, your value-add – nobody gets anything for free. Is your capacity to manage the whole capital process, is it really tied to your relationship with Nationstar? Is it your ability to manage the re-securitization? What – where do you step in and sort of create value in the equation?

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Michael Nierenberg

Chief Executive Officer, President and Director

Well, the first thing is – Henry, is we own calls, which pretty much a very few people own in the marketplace. So when we think about this opportunity, it’s very unique to us. As we pointed out, we own calls in over 800 different mortgage securitizations. With our expertise in the capital markets between all of the folks we have here, we probably have about 150 years of mortgage experience, and that makes us all kind of collectively. So I think our capital markets expertise is terrific. Our relationship with our partner, Nationstar, is terrific because they service a lot of these securitizations. So overall, I think it’s, one, having the call to New Residential; two, our relationship with Nationstar; and three, quite frankly, the – our group here that has this many, many years of experience in the mortgage market.

Henry J. Coffey

Sterne Agee & Leach Inc., Research Division

And how much kind of shelf life is here in terms – for how many quarters do we get to really think about that?

Michael Nierenberg

Chief Executive Officer, President and Director

Well, we expect, through Q4, that we will call approximately $1.5 billion of deals. If you think about that, and there is $100 billion left to call, or $99 billion, this is something that could go on for many, many years. Currently, the callable pool of loans that we – or securities that we could call today is a little bit under $10 billion. Keep in mind, not all of those will be able to call today. Because some of these deals are just noneconomic as you work through the delinquencies. Another way that we go about it, is we go into the marketplace and buy discount mortgage securities, which then lower our basis. So it gives us the ability to call loans even when they don’t execute well above par.

Henry J. Coffey

Sterne Agee & Leach Inc., Research Division

And this is – in terms of REIT income, this is considered a gain, good REIT, bad REIT income? How does that work into the equation?

Michael Nierenberg

Chief Executive Officer, President and Director

The way we’ve done it, Henry, is we’ve called mortgage securities, we call the pool of loans. We’ve then done a securitization or sold up loans at a premium. In these pools, typically, there’s a certain amount of delinquent loans that we retain for our portfolio. Those delinquent loans, as we liquidate them, will continue to flow into core earnings. So we think that the growth in our core earnings – one of the areas of growth in core earnings will come from this business.

Henry J. Coffey

Sterne Agee & Leach Inc., Research Division

And then just looking forward, what – the exciting thing about you guys, you’re always looking at the next edge. The capital requirements in the servicing business, you’ve already got one in Nationstar, as competitors are talking about selling assets. Is – are you going to be deploying capital, do you think, in areas around traditional servicing? Do you think it’s going to be more in the Ginnie Mae area? Is it just going to be helping with MSR financing? Or can you give us some sense of where the opportunity lies in terms of capital redeployment?

Michael Nierenberg

Chief Executive Officer, President and Director

Sure. I think, first of all, Nationstar, as I pointed out earlier, Jay and his team have done a great job working with the regulators, making sure their balance sheet is super sound and tight. So we feel really, really good about where they are as it relates to the new proposed capital rules that will come to the nonbank servicers over the course of the next year or so. So we feel really good about that. As it relates to New Residential and our ability to deploy capital in the MSR space, we think the next portfolio of MSRs that we will likely acquire is probably going to be in the Ginnie Mae space. However, we’re in discussion on a number of different portfolios. I would tell you that we’re probably more optimistic today than we’ve been in a long time about our ability to source more MSRs and actually execute on them. And a lot of that has to do with the job that guys at Nationstar have done with the regulators and actually doing an outreach program and keeping the regulatory bodies very involved in their business. So we feel really good about that.

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Henry J. Coffey

Sterne Agee & Leach Inc., Research Division

Plus they just bought $43 billion in servicing. I’m assuming that’s an opportunity for you, too.

Michael Nierenberg

Chief Executive Officer, President and Director

Yes.

Operator

Our next question comes from Bose George of KBW.

Chas Tyson

Keefe, Bruyette, & Woods, Inc., Research Division

This is actually Chas Tyson on for Bose. Just a couple of more on the cleanup calls. How much are you guys retaining from that as opposed to calling and then securitizing? And is there a difference between the returns on the retained portion versus the kind of the trade portion where you call unsecuritized?

Michael Nierenberg

Chief Executive Officer, President and Director

On the amount we retain, it depends deal by deal. The more delinquent loans you have, obviously, in a deal, the more you’re going to retain. Because typically, those will not go into the securitization. As it relates to the economics, we view the economics in a similar fashion. We own these – we own the delinquent loans at what we’ll call as a very, very attractive basis for our company. And as we liquidate those over time, we still think we’re going to generate returns well in excess of 20%.

Chas Tyson

Keefe, Bruyette, & Woods, Inc., Research Division

Okay, that’s helpful. And then is there – I mean, I know you guys talked about this kind of a significant runway on this opportunity. There’s billions to be called. But is there kind of an easy way for us to think about how to model this going forward on kind of a quarterly basis there I think we can look to?

Michael Nierenberg

Chief Executive Officer, President and Director

The way – as I pointed out earlier in the presentation, the – our experience so far has been – we’ve been averaging something in the vicinity of, call it, 2 to 3 points on each deal collapse. To date or through Q4, we expect to call about $1.5 billion of securities. I think it will be a bit lumpy. But if you use that and actually think about that potentially growing over time, because we did our first one, I believe, in May of this year, we think the run rate will continue for a long time and the amount of loans, hopefully, as we acquire more nonagency securities at discounts will continue to grow. So it’s a hard one. I know it’s a pin point, but we’re typically in this kind of 2 to 3 point range. Year-to-date, we’ll be about $1.5 billion as we get through Q4.

Chas Tyson

Keefe, Bruyette, & Woods, Inc., Research Division

Okay, that’s helpful. And then just one last one. I wanted to get your, guys, color on the NPL market. What you guys are seeing in terms of pricing? How active you’ve been in seeking out new NPLs? And if the pricing has kind of come down off recent highs.

Michael Nierenberg

Chief Executive Officer, President and Director

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The way that we look at the NPL market is we think about it more opportunistic. The investments we made have been strategic. I – we have seen $40 billion of loans sold into the marketplace to date. We have purchased about 2% of that. Our equity in the – in, call it, the secondary NPL market is about $175 million as of the end of Q3. We actually monetized some early HUD pools that we purchased in the quarter for 53% IRR. And this was stuff that we purchased last year, and that generated a gain of approximately $9 million. So the way that we’re going to look at it is more opportunistic. I wouldn’t anticipate us going out and buying large portfolios of NPLs, unless pricing cheapens up. Subsequent to Q3, we did buy a small amount of HUD NPLs, and the pricing on that was down approximately 5 to 6 points from some of the recent prints. So again, it’s a more opportunistic thing. I don’t anticipate a lot of growth unless this sector really cheapens up, and our growth in our NPL business will be sourcing loans through our called loan strategy. And one of the point I’d like to make is that we are actually very – when we buy a pool of loans, we’re very much aware of where we – or we have thought as far as what we think of the housing market on a go-forward basis. So we try to typically buy loans that have – to the extent we can buy loans that have equity, we do that. And about 50% of our portfolio today currently has equity, so that protects us from downside risks to the extent housing softens up.

Operator

Our next question comes from Michael Kaye of Citigroup.

Michael Robert Kaye

Citigroup Inc, Research Division

You had a couple of very strong quarters back to back. Just wondering how you’re thinking about the dividend here, as the core earnings are well above the dividend?

Michael Nierenberg

Chief Executive Officer, President and Director

It’s something that we are currently evaluating and thinking about without giving you forward guidance, which we can’t do. But it’s something that’s obviously on our minds, and I’m sure it’s on the minds of all of our shareholders. As we think about the company, we try to grow our core earnings. We’ve – I think we’ve represented that we’ve done a good job doing that. And any kind of – as you make decisions around our dividend, we’ll go to – we’ll discuss it with our board and then be back to the market.

Michael Robert Kaye

Citigroup Inc, Research Division

Great. The returns on the SpringCastle coinvestment have been obviously fantastic. Just looking ahead if – hypothetically, if Springleaf were to do a large acquisition of another consumer lender, could this be something that New Resi could be a part of? I wasn’t sure if a New Resi coinvestment would be possible if a structured more of an entire company investment versus buying a portfolio like SpringCastle.

Michael Nierenberg

Chief Executive Officer, President and Director

Yes. I think we look at it deal by deal. As it relates to any potential acquisitions by Springleaf, clearly, with our relationship with our manager, Fortress, and some of our sister companies, there’s always what we’ll call opportunistic investments that we see. I would say now, where Springleaf sits, they sit in a very good place based on some of their recent activity to do what they have to do. So it’s on a deal by deal basis, Michael.

Operator

Our next question comes from Jason Deleeuw of Piper Jaffray.

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

The call pipeline pace. Can you just help us kind of understand what the key driver of that pace is? It sounds like it’s working the delinquencies lower. Is that the key thing to focus on in terms of trying to think about the pace of those deals coming into a callable position?

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Michael Nierenberg

Chief Executive Officer, President and Director

It’s that. It’s also our ability to source collateral at a discount, which would then lower our bases. So if you think about it with Nationstar servicing a fair amount of the deals, and as we work through the pipelines on these delinquent loans, clearly, that’s going to make them more attractive to be called. The other thing is – the other way that we think about it is to the extent that we can buy discount mortgage securities in the marketplace, that will lower our basis. So to give you an example, today, on our portfolio, we own call rights of – on 95% of our securities that are sitting on our balance sheet, and that’s as of the end of Q3. And our basis on those – on our securities as of the end of Q3 are approximately $0.67 and $1. So we think about it from a discount security standpoint and as we clean up the pipeline. So that’s why it is going to be a bit lumpy, but we think the runway for growth in that business for us is going to be for a very, very long time.

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

And just to be clear, are all those earnings, would they all flow through the core earnings? Or is there some GAAP earnings in there, too? Can you just kind of help us understand that a little bit more?

Michael Nierenberg

Chief Executive Officer, President and Director

Our current strategy is to try to grow our core earnings for shareholders. So again, as I pointed out in our example before, if we call a pool of securities, we then turn around and issue a securitization at a premium. As we acquire more, call it – if there’s more delinquent loans in that portfolio, the likelihood is that, that would flow through our core earnings. To the extent that it’s an entirely clean pool of collateral, where you liquidate the entire pool of collateral at that time, that would probably flow through GAAP earnings. And we did that, I believe, in the second quarter.

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

Okay. So when you guys think about the dividend and you got to kind of – because this is going to be a source of earnings here with the callable deals, you got to kind of think about what would be core and what would be GAAP. Is that how you’re thinking about it? Or in terms of what you would set your – and your core dividend at versus what you will do for a special dividend?

Michael Nierenberg

Chief Executive Officer, President and Director

Yes.

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

And then the $262 million of uninvested cash, how quickly do you think you can put that to work? It sounds like there’s some MSR opportunities here. Can you just give us a sense of when you can get that capital working again?

Michael Nierenberg

Chief Executive Officer, President and Director

We always see different opportunities. One of the things that I think we – that we’re mindful of is – and this goes back to the turmoil we saw in the markets in early October. We always want to make sure we have an ample amount of cash on our balance sheet to protect our company and you, our shareholders. On the $262 million, we’re looking at pools of MSRs that we’re hopeful that we could agree upon. Our pipeline today really is $150 billion. Not all of that works, quite frankly. But some of that, we believe, will work. We also see a bunch of nonagency portfolios that continue to trade in the marketplace. So we think it’s something that we’ll be able to deploy over the near future.

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

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Great. And then lastly, the capital structure. Any update on the capital structure that you’re thinking about for NRZ?

Michael Nierenberg

Chief Executive Officer, President and Director

Meaning?

Jason S. Deleeuw

Piper Jaffray Companies, Research Division

I’m just wondering. From a debt perspective, is there any way to possibly, from a balance sheet perspective, maybe add more debt to the business here or not? Are you guys comfortable with where you’re at? Just how you’re thinking about the equity and the debt capital kind of going forward.

Michael Nierenberg

Chief Executive Officer, President and Director

I think we’re very comfortable where we are right now. When you think about the company, it’s very, very low leveraged relative to a lot of other kind of investment vehicles in the market. Our leverage is between 1 and 2x. And I think we’re going to kind of try to maintain that at this point. Obviously, if there’s something huge that comes along that’s really accretive to our company, we’ll think about all kinds of different capital strategies. But for now, I think we’re comfortable where we are.

Operator

[Operator Instructions] At this time, there are no further questions. I’ll now turn the call back to Mike.

Michael Nierenberg

Chief Executive Officer, President and Director

Thanks, everyone. I look forward to talking to you next quarter.

Operator Thank you. This concludes today’s conference call. You may now disconnect.

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